LOGO
MACDERMID  INCORPORATED  NEWSLINE
245  FREIGHT  STREET
WATERBURY,  CT  06702
TEL  (203)  575-5700

                              Earnings Announcement
                             WATERBURY, CONNECTICUT
                                October 29, 2003
                              FOR IMMEDIATE RELEASE

    Third Quarter diluted earnings per share of $0.43 including special gain on repurchase of shares

                          Owner Earnings $13.8 million

MacDermid, Incorporated, a worldwide manufacturer of proprietary specialty chemical products and materials for the electronics, metal finishing and graphic arts industries, today reports earnings for its quarter ended September 30, 2003.

Quarter ended September 30, 2003 compared to September 30, 2002
Earnings for the third quarter were $13.4 million or $0.43 per share. Included in earnings is $1.0 million for accounting change and $2.2 million of gain as a result of the share purchase from Citicorp Venture Capital Ltd (CVC). In addition the earnings include a tax charge of $0.7 million over and above the Company's effective tax rate of 32%. Earnings not including the foregoing items were $.36 per share compared to $0.27 per share in the prior year quarter. Proprietary sales of $137.6 million decreased by 2% or $3.1 million, and total sales were $167.8 down $0.4 million or 0.2%. Favorable currency exchange rates aided total sales by $8.8 million, proprietary sales by $5.8 million, and earnings by $0.7 million or $0.02 per share. Owner Earnings, a measure of free cash flow, were $13.8 million.

Quarter ended September 30, 2003 compared to Quarter ended June 30, 2003
Diluted earnings per share were $0.43 ($ 0 .36 after net gains described above) for the quarter ended September 2003 compared to the previous sequential quarter of $0.38. Proprietary sales were lower by $5.9 million and total sales decreased by $7.9 million (4.5%). There was no currency effect on sales between quarters.

Affect of accounting change and SFAS 150
The company adopted SFAS 150 as required during the current quarter. The SFAS requires MacDermid to recognize in the Income Statement the gain on the call and put for the repurchase of stock arising from the previously announced agreement with CVC.


Daniel Leever, Chairman and CEO said, "The cash flow strategy of the company was demonstrated in the quarter. Even though the quarter was affected by normal seasonal slowness and the continued difficult external environment, we were able to use our strong cash flow to repay debt, thereby lowering our interest costs, reduce our line of credit which reduced the amortization of financing fees, increased our dividend, and bought back $21 million in our own stock ($52 million for the year), without increasing our bank borrowing.

The quarter started off soft and picked up momentum as it progressed. We are reluctant to call this a trend as we saw a similar pattern in the March quarter that proved short lived. Nevertheless we do feel more optimistic than we have in some time.

The external environment continues to be difficult. Recent industrial production indices showed declines for USA, Europe, and Japan, all important markets for us. These declines affect our Industrial product lines, as well as our Printing business. We are more optimistic about the short term for our electronic product lines, cautioned by previous false starts.

Owner earnings for the quarter were a solid $13.8 million after payment of bond interest. Inventories and receivables improved modestly in the quarter. Even after buying back $52 million in stock this year we ended the quarter with net debt to EBITDA of 2.4, below our internal "not to exceed" target of 2.5X"

Note:
Owner Earnings is calculated as Net Cash flows provided by operating activities (GAAP definition) less net capital expenditures. This press release and additional financial information together with our reconciliation of GAAP to Non-GAAP numbers are available on our website.
Website: http://www/macdermid.com
         ------------------------


                         MacDermid, Incorporated

                         NYSE - MRD
                         CUSIP 554273 10 2

   October 29, 2003

This report and other Corporation reports and statements describe many of the positive factors affecting the Corporation's future business prospects. Investors should also be aware of factors that could have a negative impact on those prospects. These include political, economic or other conditions such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the business; competitive products, advertising, promotional and pricing activity; the degree of acceptance of new product introductions in the marketplace; technical difficulties which may arise with new product introductions; and the difficulty of forecasting sales at certain times in certain markets.

                             MacDermid, Incorporated
                   Condensed Consolidated Summary of Earnings

$ inThousands, except share and per share amounts

                                                                                             Three
                                                                 Three                       Months        Nine
                                                                 Months        Ended         Ended         Months        Ended
                                                               Sep. 30th     Sep. 30th     Jun. 30th     Sep. 30th     Sep. 30th
                                                                  2003          2002          2003          2003          2002
                                                              ------------  ------------  ------------  ------------  ------------
Proprietary sales. . . . . . . . . . . . . . . . . . . . . .  $   137,638   $   140,703   $   143,546   $   421,962   $   422,988
Other sales. . . . . . . . . . . . . . . . . . . . . . . . .       30,152        27,443        32,193        93,997        88,836
                                                              ------------  ------------  ------------  ------------  ------------
Total net sales. . . . . . . . . . . . . . . . . . . . . . .  $   167,790   $   168,146   $   175,739   $   515,959   $   511,824
                                                              ------------  ------------  ------------  ------------  ------------
Gross margin . . . . . . . . . . . . . . . . . . . . . . . .       71,619        70,964        75,915       221,784       216,355
  GM % . . . . . . . . . . . . . . . . . . . . . . . . . . .         42.7%         42.2%         43.2%         43.0%         42.3%

Selling,technical,administrative expense . . . . . . . . . .       47,773        46,723        49,354       146,249       145,108

__________________________________________________________________________________________________________________________________
  subtotal operating profit before amortization. . . . . . .       23,846        24,241        26,561        75,535        71,247
  OP % . . . . . . . . . . . . . . . . . . . . . . . . . . .         14.2%         14.4%         15.1%         14.6%         13.9%
__________________________________________________________________________________________________________________________________

Amortization . . . . . . . . . . . . . . . . . . . . . . . .          794         1,558           852         2,416         4,696
                                                              ------------  ------------  ------------  ------------  ------------
Operating profit (loss). . . . . . . . . . . . . . . . . . .       23,052        22,683        25,709        73,119        66,551

Net other (income) expense . . . . . . . . . . . . . . . . .       (2,830)        1,136          (142)       (3,320)        1,689
Net interest expense . . . . . . . . . . . . . . . . . . . .        7,607         8,659         8,013        23,316        26,326
                                                              ------------  ------------  ------------  ------------  ------------
Earnings (loss) before income taxes, minority interest
                 and cumulative effect of accounting change.       18,275        12,888        17,838        53,123        38,536
Income tax (expense) benefit . . . . . . . . . . . . . . . .       (5,848)       (4,123)       (5,708)      (17,000)      (12,331)
Minority interest. . . . . . . . . . . . . . . . . . . . . .            0          (100)            0             0          (535)
                                                              ------------  ------------  ------------  ------------  ------------
Net earnings before cumulative effect of accounting change .       12,427         8,665        12,130        36,123        25,670
Cumulative effect of accounting change . . . . . . . . . . .        1,014             0             0         1,014             0
                                                              ------------  ------------  ------------  ------------  ------------
Net earnings (loss). . . . . . . . . . . . . . . . . . . . .  $    13,441   $     8,665   $    12,130   $    37,137   $    25,670
                                                              ============  ============  ============  ============  ============
Diluted earnings (loss) per share. . . . . . . . . . . . . .  $      0.43   $      0.27   $      0.38   $      1.17   $      0.79

Diluted average common shares outstanding. . . . . . . . . .   31,059,431    32,480,682    31,720,959    31,743,571    32,496,043

__________________________________________________________________________________________________________________________________
Net earnings excluding accounting change . . . . . . . . . .  $    12,427   $     8,665   $    12,130   $    36,123   $    25,670
Diluted EPS excluding accounting change. . . . . . . . . . .  $      0.40   $      0.27   $      0.38   $      1.14   $      0.79
__________________________________________________________________________________________________________________________________


                             MacDermid, Incorporated
                           Sales and Margins by Region




inThousands
                                                           Three
                                 Three                    Months        Nine
                                Months        Ended        Ended       Months        Ended
                               Sep. 30th    Sep. 30th    Jun. 30th    Sep. 30th    Sep. 30th
                                 2003         2002         2003         2003         2002
                              -----------  -----------  -----------  -----------  -----------
Americas
Sales. . . . . . . . . . . .  $   64,216   $   70,981   $   67,148   $  199,881   $  224,148
Operating Profit * . . . . .  $    9,658   $   10,606   $   12,363   $   32,927   $   34,490
OP % . . . . . . . . . . . .        15.0%        14.9%        18.4%        16.5%        15.4%

Europe
Sales. . . . . . . . . . . .  $   69,568   $   65,443   $   76,817   $  220,849   $  201,579
Operating Profit * . . . . .  $    7,389   $    6,893   $    7,867   $   23,421   $   21,681
OP % . . . . . . . . . . . .        10.6%        10.5%        10.2%        10.6%        10.8%

Asia
Sales. . . . . . . . . . . .  $   34,006   $   31,722   $   31,774   $   95,229   $   86,097
Operating Profit * . . . . .  $    6,799   $    6,742   $    6,331   $   19,187   $   15,076
OP % . . . . . . . . . . . .        20.0%        21.3%        19.9%        20.1%        17.5%

Consolidated Total
Sales. . . . . . . . . . . .  $  167,790   $  168,146   $  175,739   $  515,959   $  511,824
Operating Profit * . . . . .  $   23,846   $   24,241   $   26,561   $   75,535   $   71,247
OP % . . . . . . . . . . . .        14.2%        14.4%        15.1%        14.6%        13.9%

                             MacDermid, Incorporated
                           Sales and Margins by Group


inThousands                                            Three
                              Three                     Months       Nine
                              Months       Ended        Ended        Months       Ended
                              Sep. 30th    Sep. 30th    Jun. 30th    Sep. 30th    Sep. 30th
                                    2003         2002         2003         2003         2002
                              -----------  -----------  -----------  -----------  -----------

Advanced Surface Finishing
Sales. . . . . . . . . . . .  $   84,466   $   80,476   $   84,256   $  252,536   $  239,465
Operating Profit * . . . . .  $   13,238   $   11,233   $   13,204   $   39,343   $   32,131
OP % . . . . . . . . . . . .        15.7%        14.0%        15.7%        15.6%        13.4%

Printing Solutions
Sales. . . . . . . . . . . .  $   64,214   $   69,959   $   69,693   $  201,740   $  211,810
Operating Profit * . . . . .  $   10,332   $   12,455   $   13,081   $   35,672   $   36,277
OP % . . . . . . . . . . . .        16.1%        17.8%        18.8%        17.7%        17.1%

Electronics Manufacturing
Sales. . . . . . . . . . . .  $   19,110   $   17,711   $   21,790   $   61,683   $   60,549
Operating Profit * . . . . .  $      276   $      553   $      276   $      520   $    2,839
OP % . . . . . . . . . . . .         1.4%         3.1%         1.3%         0.8%         4.7%

Consolidated Total
Sales. . . . . . . . . . . .  $  167,790   $  168,146   $  175,739   $  515,959   $  511,824
Operating Profit * . . . . .  $   23,846   $   24,241   $   26,561   $   75,535   $   71,247
OP % . . . . . . . . . . . .        14.2%        14.4%        15.1%        14.6%        13.9%

*  before amortization or special charges.


                             MacDermid, Incorporated
                      Condensed Consolidated Balance Sheets




inThousands

                               Sep. 30th    Jun. 30th    Dec. 31st
                                 2003         2003         2002
                              -----------  -----------  -----------

Cash and Equivalents . . . .  $   30,105   $   38,303   $   32,019
Accounts Receivable, net . .     142,921      146,706      142,806
Inventories, net . . . . . .      88,312       91,965       85,738
Other Current Assets . . . .      30,822       28,955       28,055
                              -----------  -----------  -----------
                                 292,160      305,929      288,618

Property, Plant &
 Equipment, net. . . . . . .     127,635      129,879      132,581
Goodwill . . . . . . . . . .     194,200      194,200      194,200
Intangibles. . . . . . . . .      30,626       31,095       31,825
Other Long Lived Assets. . .      57,500       58,691       60,669
                              -----------  -----------  -----------
Total Assets . . . . . . . .  $  702,121   $  719,794   $  707,893


Payables and Accruals. . . .  $  134,806   $  145,602   $  136,008
Short Term Debt. . . . . . .      10,978        9,132       11,354
Long Term Debt . . . . . . .     310,103      310,641      310,238
Other Long Term Liabilities.      30,538       30,338       29,682
Minority Interest. . . . . .       2,873        2,873        2,873
Shareholders' Equity . . . .     212,823      221,208      217,738
                              -----------  -----------  -----------
Total Liabilities &
 Shareholders' Equity. . . .  $  702,121   $  719,794   $  707,893

Debt to Total Capital. . . .          60%          59%          60%



                             MacDermid, Incorporated
                  Condensed Consolidated Summary of Cash Flows



                                                                             Three
                                                   Three                    Months        Nine
                                                  Months        Ended        Ended       Months        Ended
inThousands                                     Sep. 30th    Sep. 30th    Jun. 30th    Sep. 30th    Sep. 30th
                                                   2003         2002         2003         2003         2002
                                                -----------  -----------  -----------  -----------  -----------
Net Income (Loss). . . . . . . . . . . . . . .  $   13,441   $    8,665   $   12,130   $   37,137   $   25,670

Depreciation . . . . . . . . . . . . . . . . .       4,968        5,128        5,357       15,571       15,828
Amortization . . . . . . . . . . . . . . . . .         794        1,558          852        2,416        4,696
Provision for Bad Debt . . . . . . . . . . . .       1,078          460          890        3,757        4,451
Stock Compensation Expense . . . . . . . . . .         915          599        1,154        3,100        2,143
Impact of adopting SFAS150 . . . . . . . . . .      (3,228)           0            0       (3,228)           0
Working Capital changes. . . . . . . . . . . .      (1,338)      12,526        5,203        2,860       26,101
                                                -----------  -----------  -----------  -----------  -----------
Cash from Operations . . . . . . . . . . . . .      16,630       28,936       25,586       61,613       78,889

Capital Spending (Net) . . . . . . . . . . . .      (2,790)           3       (1,722)      (5,491)      (2,277)


Owner Earnings . . . . . . . . . . . . . . . .  $   13,840   $   28,939   $   23,864   $   56,122   $   76,612
                                                -----------  -----------  -----------  -----------  -----------

Dividends to Shareholders. . . . . . . . . . .        (934)        (645)        (620)      (2,200)      (1,935)
Increase/(Decrease) in Debt. . . . . . . . . .        (940)     (20,996)      (2,022)      (6,532)     (69,309)
Treasury Shares. . . . . . . . . . . . . . . .     (21,293)        (341)     (30,510)     (51,753)        (444)
Currency Translation/Other . . . . . . . . . .       1,129         (334)         957        2,449          325
                                                -----------  -----------  -----------  -----------  -----------

Increase/(Decrease) in Cash. . . . . . . . . .     ($8,198)  $    6,623      ($8,331)     ($1,914)  $    5,249
                                                ===========  ===========  ===========  ===========  ===========


_______________________________________________________________________________________________________________
**Note:  Pro forma owner earnings
      adjusted for semi-annual bond interest
       payments would have been as follows:. .  $   20,740   $   35,839   $   16,964   $   63,022   $   83,512
                                                ===========  ===========  ===========  ===========  ===========
_______________________________________________________________________________________________________________
